Exhibit 10.13

AMENDMENT NO 2 TO CREDIT AGREEMENT

AMENDMENT No. 2 (this “Amendment”), dated as of October 31, 2014, by and among HC2 Holdings, Inc., a Delaware corporation (the “Borrower”), for purposes of Section 6 below, the Subsidiary Guarantors, the Lenders and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”, or, as Administrative Agent or Collateral Agent, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Subsidiary Guarantors, Lenders and Agent are parties to that certain Credit Agreement, dated as of September 22, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “HC2 Credit Agreement”);

WHEREAS, the Borrower agreed, pursuant to Section 10.06 of the HC2 Credit Agreement, as amended on October 26, 2014, that no later than October 31, 2014, in connection with the transactions contemplated by the Engagement Letter, it would provide to Jefferies LLC a customary preliminary offering memorandum containing certain information;

WHEREAS, the Borrower intends to deliver to Jefferies LLC such preliminary offering memorandum containing certain information on or before November 2, 2014; and

WHEREAS, Agent and Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to consent to all amendments, modifications and agreements set forth by this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Borrower, the Lenders party hereto and Agent hereby agree as follows:

(a) Section 1.01 of the HC2 Credit Agreement shall be amended by deleting the definition of “Demand Failure Event” in its entirety and replacing it with the following:

“Demand Failure Event” shall mean Borrower’s failure to comply with (i) the terms set forth in a Permanent Securities Notice within five business days from the date of delivery or (ii) the terms of the documentation related to the Permanent Securities Notice including, without limitation, Borrower’s obligation to deliver on or prior to November 2, 2014 certain information required by Jefferies LLC to consummate an offering of the Permanent Securities, including an offering memorandum or offering circular in form and substance reasonably satisfactory to Jefferies LLC as set forth in the Fee Letter.”

(b) Section 10.06 of the HC2 Credit Agreement shall be amended by deleting it in its entirety and replacing it as follows:

“Section 10.06 Offering Memorandum. Borrower agrees that no later than November 2, 2014, in connection with the transactions contemplated by the Engagement Letter, it will provide to Jefferies LLC a customary preliminary offering memorandum containing, or incorporating by reference to filings publicly made by Borrower, Schuff and Bridgehouse Marine with the SEC, (A) all customary information (other than a “description of notes” and information customarily provided by Jefferies Finance LLC or its affiliates or their counsel or advisors), including financial statements (other than pro forma financial statements which are described below), business and other financial data of the type and form that are customarily included in private placements pursuant to Rule 144A (without registration rights) (including information required by Regulation S-X and Regulation S-K under the Securities Act, which is understood not to include consolidating financial statements, separate subsidiary financial statements and other financial statements and data that would be required by Sections 3-09, 3-10 and 3-16 of Regulation S-X and Item 402 of Regulation S-K and information regarding executive compensation and related party disclosure related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A and other customary exceptions) and (B) pro forma financial statements of the type and form that are customarily included in private placements pursuant to Rule 144A (without registration rights) to be prepared in a manner consistent with Regulation S-X (and in the case of pro forma financial statements for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period of Borrower presented, as if Regulation SX was applicable to such financial statements) and (ii) all other financial data that would be reasonably necessary for Jefferies LLC to receive customary “comfort” letters from the independent accountants of Borrower, Schuff and Bridgehouse Marine in connection with the offering of the Notes (and Borrower shall have made all commercially reasonable efforts to provide Jefferies LLC with drafts of such “comfort” letters (which shall provide customary “negative assurance” comfort), which such accountants are prepared to issue upon completion of customary procedures).”

3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(i) each of the representations and warranties contained in Article III of the HC2 Credit Agreement are true and correct in all material respects (except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof, in each case before and after giving effect this Amendment (except to the extent made as of a specific date, then only as of such specific date);

(ii) the Borrower has all necessary corporate power and authority to enter into this Amendment and has taken all corporate actions required to authorize the Borrower’s execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower, and the HC2 Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance by the Borrower of this Amendment will not (i) violate (A) any provision of its organizational documents; (B) any provision of law or any governmental rule or regulation applicable to the Borrower; (C) any order of any court or Governmental Authority binding on the Borrower; or (D) any indenture, instrument, agreement, or other document binding upon the Borrower or its property or to which the Borrower or its property is subject, or give rise to a right thereunder to require any payment to be made by the Borrower or (ii) be in conflict with, result in a breach of or constitute (with due notice, lapse of time or both) a default under any such indenture, instrument or other agreement, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Borrower, other than as permitted by the HC2 Credit Agreement;

(iii) as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(iv) no registration with, consent or approval of, or other action by, any Governmental Authority or any other Person (other than Lenders) is required in connection with the execution, delivery and performance of this Amendment by the Borrower, except those as have been obtained or made and are in full force and effect.

4. Limited Effect. Except as expressly amended and consented to hereby, the HC2 Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The Borrower hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the HC2 Credit Agreement and the other Loan Documents to the extent the Borrower is a party thereto, and the liens and security interests granted, created and perfected thereby. This Amendment shall not constitute a modification of the HC2 Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the HC2 Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the HC2 Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Borrower and Lenders contemplated by this Amendment. The Borrower has no knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Except for actions for which there has been given express consent in the foregoing consent, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

5. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth in Section 3, the payment of Agent’s expenses as set forth in Section 10 and receipt by Agent of the items referred to in paragraph (a) below (which shall be in form and substance satisfactory to Agent):

(a) Agent shall have received counterparts of this Amendment duly executed by Borrower, the other Agent and Required Lenders.

6. Acknowledgement. (a) Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the HC2 Credit Agreement and this Amendment and consents to; (i) the amendment of the provision of the HC2 Credit Agreement effected and (ii) any other provision of the HC2 Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document

(b) Each Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties as to itself contained in the HC2 Credit Agreement and the other Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

9. RELEASE. IN CONSIDERATION OF THE CONSENT CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE BORROWER HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, COLLATERAL AGENT, LENDERS AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENT, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH THE BORROWER MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE HC2 CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”). THE BORROWER REPRESENTS AND WARRANTS TO ADMINISTRATIVE AGENT, COLLATERAL AGENT AND LENDERS THAT IT HAS NOT GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE

10. Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of one counsel for each Agent with respect thereto and with respect to advising such Agent as to its rights and responsibilities hereunder and thereunder.

11. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

12. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

11. Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the HC2 Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HC2 Holdings, Inc., as Borrower

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

PTGi International Holding Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

PTGi International, Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

Arbinet Corporation, as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

HC2 Holdings 2, Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

HC2 Tech Ventures, LLC as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

HC2 Investment Securities Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

JEFFERIES FINANCE LLC, as Arranger, Book Manager, Documentation Agent and Syndication Agent

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

JEFFERIES FINANCE LLC, as Lender

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]